UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 3, 2007

ACTIVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Conditions.

On May 3, 2007, Activision, Inc. (the “Company”) issued a press release announcing preliminary net revenue for its fiscal fourth quarter and fiscal year ended March 31, 2007 and its net revenue outlook for future periods.  A copy of the press release is attached hereto as Exhibit 99.1.  The Company plans to host a conference call shortly after it has filed its restated financial statements on which it will disclose additional financial results of operations for its fiscal fourth quarter and fiscal year ended March 31, 2007 and additional information on outlook for the fiscal year ending March 31, 2008.

The Company is continuing to work toward the final completion of its review of historical stock option grants and the restatement of past financial statements.  At present, the Company expects to record additional non-cash charges for stock-based compensation expenses in prior periods totaling approximately $67 million before taxes from stock options granted over a thirteen fiscal year period from 1994 - 2006.  The Company hopes to be in a position to file its restated financial statements and become current with its period filings with the Securities and Exchange Commission by the end of May 2007.

Item 8.01.                                          Other Events.

The Nasdaq Listing and Hearing Review Council (the “Listing Council”) has granted a request by the Company for additional time to regain compliance with Nasdaq listing requirements, beyond the May 9, 2007 deadline granted by a Nasdaq Listing Qualifications Panel.  As a consequence of this action, the Nasdaq Hearing Review Council will review the Nasdaq Listing Qualification Panel’s February 8, 2007 decision.  Under the schedule established by the Listing Council, the Company has until May 23, 2007 to provide an updated qualifications sheet and until June 1, 2007 to submit any additional information that it wishes the Listing Council to consider in its review, but otherwise no dates have been set for the Listing Council to complete its review or render a decision.  The Company currently expects to complete the restatement of its financial statements, make all required filings, and regain compliance with Nasdaq listing requirements before the completion of the Listing Council’s review; however, there can be no assurance of this and there can be no assurance that the listing of the Company’s stock on the Nasdaq will be maintained.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

99.1         Press Release dated May 3, 2007 (furnished in part and filed in part)

Certain Information Not Filed.  The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company’s results of operations or financial condition or otherwise provided in response to Item 2.02 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-looking Statements:  Information in this Form 8-K that involves the Company’s expectations, plans, intentions or strategies regarding the future are forward-looking statements that are not facts and involve a number of risks and uncertainties.  In this report they are identified by references to dates after the date of this report and words such as “will,” “will be,” “remains,” “to be,” “plans,” “believes”, “may”, “expects,” “intends,” and similar expressions.  These risks and uncertainties include, but are not limited to, a change in the amount of additional stock-based compensation expenses and other additional expenses to be recorded in connection with affected option grants, and any corresponding adjustments to our financial statements; further action by the Nasdaq Listing and Hearing Review Council relating to the continuation of the listing of the Company’s common stock on the Nasdaq market; the completion of remaining work in follow-up to the findings of the special sub-committee of independent directors established by the board of directors of the Company in July 2006 to review the Company’s historical stock option granting practices; the completion of work by Company management and the Company’s auditors on the restatement of the Company’s financial statements in response to the special sub-committee’s findings; the completion and filing of overdue reports and amendments to previously filed reports with the SEC; the implementation, acceptance and effectiveness of the remedial measures recommended or adopted by the sub-committee, the board and the Company; the outcome of the informal inquiry opened by the SEC in July 2006 and the derivative litigation filed in July 2006 against certain current and former directors and officers of the Company relating to the Company’s stock option granting practices, and the possibility that additional claims and proceedings will be commenced, including additional stockholder litigation, employee litigation, and additional action by the SEC and/or other regulatory agencies.  Other factors that could cause the Company’s actual future results to differ materially from those expressed in the forward-looking statements set forth in this release include, without limitation, other litigation (unrelated to stock option granting practices), sales of the Company’s titles, shifts in consumer spending trends, the seasonal and cyclical nature of the interactive game market, the Company’s ability to predict consumer preferences among competing hardware platforms (including next-generation hardware), declines in software pricing, product returns and price protection, product delays, retail acceptance of the Company’s products, adoption rate of new hardware and related software, industry competition, rapid changes in technology and industry standards, protection of proprietary rights, maintenance of relationships with key personnel, vendors and third-party developers, international economic and political conditions, integration of recently acquired subsidiaries and identification of suitable future acquisition opportunities, and the risks identified in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q and recent reports on Form 8-K.

The forward-looking statements in this release are based upon information available to the Company as of the date of this Form 8-K, and the Company assumes no obligations to update any such forward-looking statement.  Forward-looking statements believed to be true when made may ultimately prove to be incorrect.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and may cause actual results to differ materially from our current expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2007	ACTIVISION, INC.

	By:	/s/ Thomas Tippl
Thomas Tippl
Chief Financial Officer of Activision Publishing, Inc.
(Principal Financial Officer of Activision, Inc.)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 3, 2007 (furnished in part and filed in part)